UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 27, 2006
Columbia Sportswear Company
(Exact name of registrant as specified in its charter)

Oregon	0-23939	93-0498284
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices)
(503) 985-4000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On October 27, 2006, Columbia Sportswear Company entered into a second amendment to its credit agreement with Wells Fargo Bank, National Association. The amendment extended the maturity date of loans under the agreement to July 1, 2008. The Second Amendment to Credit Agreement, filed as an exhibit to this Form 8-K, is incorporated into this Form 8-K by this reference.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information disclosed under Item 1.01 is incorporated into this Item 2.03 by this reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
10.1	Second Amendment to Credit Agreement dated October 27, 2006 between Columbia Sportswear Company and Wells Fargo Bank, National Association

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Sportswear Company
Date: October 31, 2006	By:	/s/ Peter J. Bragdon
Name: Peter J. Bragdon
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Second Amendment to Credit Agreement dated October 27, 2006 between Columbia Sportswear Company and Wells Fargo Bank, National Association